                                                                   Exhibit 10.11

________________________________________________________________________________



                             GENOMICA CORPORATION

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                                March 13, 2000



________________________________________________________________________________

                               Table Of Contents

                                                                      Page
1.   General........................................................   1

     1.1   Termination of Prior Agreement...........................   1
     1.2   Definitions..............................................   1

2.   Restrictions On Transfer.......................................   3

     2.1   Restrictions on Transfer.................................   3
     2.2   "Market Stand Off" Agreement.............................   4

3.   Registration...................................................   4

     3.1   Demand Registration......................................   4
     3.2   Piggyback Registrations..................................   6
     3.3   Form S-3 Registration....................................   7
     3.4   Registration Expenses....................................   8
     3.5   Obligations of the Company...............................   8
     3.6   Termination of Registration Rights.......................   9
     3.7   Furnish Information......................................   9
     3.8   Delay of Registration....................................   9
     3.9   Assignment of Registration Rights........................   9
     3.10  Amendment or Waiver of Registration Rights...............   9
     3.11  Indemnification..........................................  10
     3.12  Rule 144 Reporting.......................................  12

4.   Covenants of the Company.......................................  12

     4.1   Basic Financial Information and Reporting................  12
     4.2   Inspection Rights........................................  12
     4.3   Confidentiality of Records...............................  13
     4.4   Reservation of Common Stock..............................  13
     4.5   SEC Compliance...........................................  13
     4.6   Proprietary Information and Inventions Agreement.........  13
     4.7   Termination of Covenants.................................  13

5.   Preemptive Rights..............................................  13

     5.1   Subsequent Offerings.....................................  13
     5.2   Exercise of Rights.......................................  13

                                      i.

                               Table Of Contents
                                  (Continued)

                                                                      Page
     5.3   Issuance of Equity Securities to Other Investors..........  14
     5.4   Termination of Preemptive Rights..........................  14
     5.5   Transfer of Preemptive Rights.............................  14
     5.6   Excluded Securities.......................................  14

6.   Miscellaneous...................................................  15

     6.1   Governing Law.............................................  15
     6.2   Successors and Assigns....................................  15
     6.3   Severability..............................................  15
     6.4   Amendment and Waiver......................................  15
     6.5   Notices, Etc..............................................  15
     6.6   Attorneys' Fees...........................................  16
     6.7   Titles and Subtitles......................................  16
     6.8   Complete Agreement........................................  16
     6.9   Counterparts..............................................  16

                                      ii.

                             GENOMICA CORPORATION

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


     This Amended and Restated Investors' Rights Agreement (the "Agreement") is entered into as of this 13th day of March, 2000, by and among Genomica Corporation, a Delaware corporation (the "Company"), and the holders of the Company's Series A Preferred Stock (the "Series A Stock"), Series B Preferred Stock (the "Series B Stock") and the Company's Series C Preferred Stock (the "Series C Stock") and certain other parties set forth on Exhibit A hereto. The holders of the Series A Stock, the Series B Stock and the Series C Stock and the other parties set forth on Exhibit A shall be collectively referred to hereinafter as the "Investors" and each individually as an "Investor."

     Whereas, the Company has granted registration rights and certain other rights to the holders of the Company's Series A Stock and Series B Stock pursuant to that certain Investors' Rights Agreement, dated as of February 12, 1999 (the "Prior Agreement");

     Whereas, the Company proposes to sell and issue shares of its Series C Stock pursuant to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

     Whereas, as a condition to entering into the Purchase Agreement, the prospective purchasers have requested that the Company extend to them registration rights, information rights and other rights as set forth below, and the Company and the parties to the Prior Agreement are willing to amend the rights given to them pursuant to the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

     Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and the Purchase Agreement, the parties mutually agree as follows:

1.   General

     1.1 Termination of Prior Agreement. The undersigned parties who constitute the requisite parties necessary to amend the Prior Agreement hereby agree that, effective upon the date hereof, the Prior Agreement is null and void and superseded by the rights and obligations set forth in this Agreement, and any application of preemptive rights (including any notice requirements) set forth in Section 5 of the Prior Agreement as to the issuance of the Company's Series C Stock under the Purchase Agreement is waived.

     1.2  Definitions.

          (a) "Common Stock" shall mean the common stock, $.001 par value per share, of the Company.

          (b) "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into any Common Stock, Preferred

                                       1.

Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

          (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (d) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (e) "Holder" means any Investor owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 3.9 hereof.

          (f) "Initial Offering" shall mean the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

          (g) "Preferred Stock" shall mean the preferred stock, $.001 par value per share, of the Company.

          (h) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

          (i) The term "Registrable Securities" shall mean (a) Common Stock held by the Investors listed on Exhibit A hereto and their permitted assigns;
(b) Common Stock of the Company issued or issuable upon conversion of the Shares; (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities referred to in clause (a) or (b) above; (d) Common Stock of the Company issuable upon exercise of those certain warrants to purchase Common Stock issued to Punk Ziegel & Company; (e) Common Stock of the Company issuable upon conversion of the Series A Stock issuable upon exercise of those certain Warrants to purchase Series A Stock issued to Falcon Technology Partners, L.P. and Silicon Valley Bank; and (f) Common Stock of the Company issuable upon conversion of the Series B Stock issuable upon exercise of those certain Warrants to purchase Series B Stock issued to ARCH Ventures Fund III, L.P., Boulder Ventures, L.P., The Caruthers Family L.L.C., Falcon Technology Partners, L.P. and Invesco Global Health Sciences Fund. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 3 of this Agreement with respect to such registration rights are not assigned.

          (j) "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

          (k) "Rule 144" shall mean Rule 144 of the rules and regulations promulgated under the Securities Act.

          (l)  "SEC" means the Securities and Exchange Commission.

                                       2.

          (m) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (n) "Shares" shall mean the Company's Series C Stock issued pursuant to the Purchase Agreement and the Company's Series A Stock and Series B Stock held by the Investors listed on Exhibit A hereto and their permitted assigns.
                                ---------

2.   Restrictions On Transfer.

     2.1  Restrictions on Transfer.

          (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section
2.1 unless and until:

               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to any or all of its partners or former partners, (B) a corporation to its stockholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their membership interest, (D) by a trust to its beneficiaries in accordance with their interests in the trust or
(E) to the Holder's family member or trust for the benefit of an individual Holder; provided, that, the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

          (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

     First Legend:
     -------------

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR
     HYPOTHECATED UNLESS
                                       3.

     AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     Second Legend:
     --------------

     THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE INVESTORS' RIGHTS AGREEMENT, DATED MARCH 13, 2000, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER.

          (c) The Company shall reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2 "Market Stand Off" Agreement. Each Holder hereby agrees that during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and the managing underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, that, all officers and directors of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180) day period.

3.   Registration.

     3.1  Demand Registration.

          (a) Subject to the conditions of this Section 3.1, if the Company shall receive a written request from the Holders of at least a majority of the Registrable Securities then outstanding on an as-converted basis (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public of at least $15,000,000 and constituting at least

                                       4.

twenty percent (20%) of the outstanding shares of the Company's Common Stock on an as-converted basis, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 3.1, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

          (b) Any registration pursuant to this Section 3.1 shall be effected by means of a firm underwriting and the Company shall include such information in the written notice referred to in Section 3.1(a). The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be of nationally recognized standing and shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 3.1, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be required to effect a registration pursuant to this Section 3.1:

               (i)   prior to December 11, 2001; or

               (ii) after the Company has filed one (1) registration statement pursuant to this Section 3.1, and either: (A) such registration has been declared or ordered effective; or (B) the request for such registration has been subsequently withdrawn by the Initiating Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request; or

               (iii) during the period starting with the date of filing of, and ending on the date ninety (90) days following the closing of the Company's Initial Offering; provided, that, the Company makes reasonable good faith efforts to cause such registration statement to become effective; or

               (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 3.1(a), the Company gives notice to the Holders of the Company's intention to make an Initial Offering within ninety
(90) days; or

               (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.1, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously

                                       5.

detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, that, the right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

               (vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 (or a successor or similar form) pursuant to a request made pursuant to Section 3.3 below.

     3.2 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company and to offerings of securities of the Company initiated by any party exercising its demand registration rights, but excluding registration statements relating to employee benefit plans and corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     If the registration statement under which the Company gives notice under this Section 3.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated as follows:
(i) first, to the Company, (ii) second, to the Holders of the Company's Series A Stock, Series B Stock and Series C Stock on a pro rata basis based on the total number of Registrable Securities held by such Holders and (iii) third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by the Holders, without the written consent of Holders of a majority of the Registrable Securities proposed to be sold in the offering. The Company shall have the right to terminate or withdraw

                                       6.

any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section
3.4 hereof. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

     3.3 Form S-3 Registration. In case the Company shall receive a written request from the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding on an as-converted basis that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3.3:

               (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders; or

               (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; or

               (iii) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intent to make its Initial Offering within ninety
(90) days; or

               (iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders

                                       7.

under this Section 3.3; provided, that, the right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

               (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

               (vi) if the Company has already effected two (2) registrations on Form S-3 (or any successor or similar form) for the Holders pursuant to this
Section 3.3.

          (c) Subject to the foregoing, the Company shall file a Form S-3 (or any successor or similar form) registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

     3.4 Registration Expenses. The Company shall bear all fees and expenses incurred in connection with any registration under this Agreement, including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel to the Company, except that each participating Holder shall bear its proportionate share of all amounts payable to underwriters in connection with such offering for discounts and commissions. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Sections 3.1 or 3.3, the request of which has been subsequently withdrawn by the Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Holders initiating the registration request were not aware at the time of such request. If the Holders are required to pay their registration expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

     3.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                                       8.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, that, the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

     3.6 Termination of Registration Rights. All registration rights granted under this Section 3 shall terminate and be of no further force and effect five
(5) years after the Company has completed its Initial Offering. In addition, the right of any Holder to request inclusion of Registrable Securities in any registration pursuant to this Section 3 shall terminate if (a) such Holder (together with its affiliates, partners and former partners) holds less than one percent (1%) of the Company's outstanding Common Stock (treating all shares of convertible Preferred Stock on an as-converted basis) and (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold to the public under Rule 144(k) during any ninety (90) day period.

     3.7 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     3.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

     3.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member, retired member, affiliate or trust beneficiaries of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder or (c) acquires at least two hundred fifty thousand (250,000) shares of Registrable Securities (as adjusted for stock dividends, stock splits and combinations); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are

                                       9.

being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     3.10 Amendment or Waiver of Registration Rights.  Any provision of this
Section 3 may be amended, and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3.10 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Agreement, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     3.11 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 3.1, 3.2 or 3.3:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any

                                      10.

person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 3.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 3.11(b) exceed the net proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
3.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or reasonably likely differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.11, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 3.11.

          (d) If the indemnification provided for in this Section 3.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged

                                      11.

untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that, in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e)  The obligations of the Company and Holders under this Section
3.11 shall survive completion of any offering of Registrable Securities in a registration statement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     3.12 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public.

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

4.   Covenants of the Company.

     4.1  Basic Financial Information and Reporting.

          (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          (b) So long as an Investor (with its affiliates) shall own not less than two hundred fifty thousand (250,000) shares of Registrable Securities (as adjusted for stock dividends, stock splits, recapitalizations and the like) (a "Major Investor"), as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each such Major Investor an audited consolidated

                                      12.

balance sheet of the Company, as at the end of such fiscal year, an audited consolidated statement of income and an audited consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail.

     4.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested; provided, however, that the Company shall not be obligated under this
Section 4.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

     4.3 Confidentiality of Records. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives uses, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 4.3.

     4.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series A Stock, Series B Stock and Series C Stock, all Common Stock issuable from time to time upon such conversion.

     4.5 SEC Compliance. During any time that the Company is subject to the reporting requirements of the Exchange Act, the Company shall timely file all required reports pursuant to the Exchange Act. Additionally, the Company shall make available to Investors the information contemplated by Rule 144A. At such time that any stock held by an Investor is eligible for transfer pursuant to Rule 144(k), the Company shall, upon the request of such Investor, remove any restrictive legend from the applicable stock certificate at no cost to such Investor.

     4.6 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement.

     4.7  Termination of Covenants.  All covenants of the Company contained in
Section 4 of this Agreement shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to the Initial Offering.

5.   Preemptive Rights.

     5.1 Subsequent Offerings. Each Major Investor shall have a preemptive right to purchase up to its pro rata share of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 5.6 hereof.
Each Investor's pro rata share is equal to the ratio of (A) the

                                      13.

number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Company's outstanding Common Stock on a fully-diluted basis (including all shares of Common Stock issued or issuable upon the exercise of outstanding options, warrants or convertible securities) immediately prior to the issuance of the Equity Securities.

     5.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen
(15) days from the giving of such notice to agree to purchase up to its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     5.3 Issuance of Equity Securities to Other Investors. If not all of the Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer such Investors the right to acquire such unsubscribed shares. The Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors fail to exercise in full their preemptive rights, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to
Section 5.2 hereof. If the Company has not sold such Equity Securities within one hundred twenty (120) days of the notice provided pursuant to Section 5.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

     5.4 Termination of Preemptive Rights. The preemptive rights established by this Section 5 shall not apply to, and shall terminate upon, the effective date of the registration statement pertaining to the Initial Offering.

     5.5 Transfer of Preemptive Rights. The preemptive rights of each Investor under this Section 5 may be transferred to the same parties, subject to the same restrictions, as any transfer of registration rights pursuant to Section 3.9.

     5.6 Excluded Securities. The preemptive rights established by this Section 5 shall have no application to any of the following Equity Securities:

          (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) (as adjusted for stock splits, recapitalizations and the like) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock

                                      14.

purchase or stock option plans or other arrangements that are approved by the Board of Directors;

          (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options, warrants and convertible promissory notes outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided, that, the preemptive rights established by this Section 5 applied with respect to the initial sale or grant by the Company of such rights or agreements;

          (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination in which the stockholders of the Company immediately prior to such transaction own less than 50% of the voting power of the surviving entity;

          (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

          (e)  shares of Common Stock issued upon conversion of the Shares;

          (f) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

          (g) any Equity Securities issued pursuant to any commercial loan or leasing transaction.

6.   Miscellaneous.

     6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado.

     6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     6.3 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                      15.

     6.4  Amendment and Waiver.

          (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities.

          (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of at least a majority of the Registrable Securities.

     6.5 Notices, Etc. All notices required or permitted hereunder shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address set forth on the signature pages hereto or Exhibit
                                                                         -------
A hereto or at such other address as such party may designate by ten (10) days
-
advance written notice to the other parties hereto.

     6.6 Attorneys' Fees. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any rights of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     6.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.8 Complete Agreement. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, between the parties hereto with regard to the subject matter hereof.

     6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                      16.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                     INVESTORS:

Genomica Corporation                         ______________________________

4001 Discovery Drive
Boulder, CO 80303

By: ____________________________             By: __________________________

Name: Teresa W. Ayers                        Name: ________________________

Title: Chief Executive Officer               Title: _______________________

               Amended and Restated Investor's Rights Agreement

                                   Exhibit A

                             Genomica Corporation
                          Investors' Rights Agreement


Series A Stockholders

Name and Address
----------------

Invesco Global Health Sciences Fund
Mr. John R. Shroer
7800 East Union Avenue
Mail Stop 1100
Denver, CO 80237

Falcon Technology Partners, L.P.
Attn: James L. Rathmann
600 Dorset Road
Devon, PA 19333

Arch Venture Fund III, L.P.
Attn: Robert Nelsen
1000 2/nd/ Avenue
Suite 3700
Seattle, WA 98104

Boulder Ventures, L.P.
Attn: Kyle Lefkoff
1634 Walnut Street
Suite 301
Boulder, CO 80302

Pegasus Technology Ventures, L.L.C.
4430 Arapahoe Avenue
Suite 200
Boulder, CO 80303

The Caruthers Family, L.L.C.
Attn: Dr. Marvin Caruthers
2450 Cragmoor
Boulder, CO 80303

Frank A. Bonsal, Jr.
NEA Development Corp.
1119 St. Paul Street
Baltimore, MD 21202

David B. Musket SEP IRA
MRA
125 Cambridge Park Drive
Cambridge MA 02140

Harris and Harris Group, Inc.
1 Rockefeller Plaza

Rockefeller Center
14 West 49/th/ Street
New York, NY 10020

Series B Stockholders

Name and Address
----------------

Falcon Technology Partners, L.P.
Attn:  James L. Rathmann
600 Dorset Road
Devon, PA 19333

Invesco Global Health Sciences Fund
Mr. John R. Shroer
7800 East Union Avenue
Mail Stop 1100
Denver, CO 80237

ARCH Ventures Fund III, L.P.
Attn: Robert Nelsen
1000 2/nd/ Avenue
Suite 3700
Seattle, WA 98104

Boulder Ventures II, L.P.
Attn: Kyle Lefkoff
1634 Walnut Street
Suite 301
Boulder, CO 80302

Anvers, L.P.
Attn: Leo Swergold
230 Park Avenue
13/th/ Floor
New York, NY 10169

Anvers II, L.P.
Attn: Leo Swergold
230 Park Avenue
13/th/ Floor
New York, NY 10169

Boulder Ventures II (Annex), L.P.
Attn: Kyle Lefkoff
1634 Walnut Street
Suite 301
Boulder, CO 80302

The Caruthers Family L.L.C.
Attn: Marvin H. Caruthers
2450 Cragmoor
Boulder, CO 80303

                                      2.

Series B Stockholders

Name and Address
----------------

Boulder Ventures, L.P.
Attn:  Kyle Lefkoff
1634 Walnut Street, Suite 301
Boulder, CO 80302

GC&H Investments
Attn: Jim Kindler
One Maritime Plaza, 20/th/ Floor
San Francisco, CA 94111

Marc Epstein
3091 Miro Drive North
Palm Beach Gardens, FL 33411

Stuart A. Epstein
3091 Miro Drive North
Palm Beach Gardens, FL 33411

Kaufmann Fund, Inc.
Attn: Mary Ann Gray, Ph.D.
140 East 45/th/ Street
43/rd/ Floor
New York, NY 10017

Punk, Ziegel & Company
Investors, L.L.C.
520 Madison Avenue
New York, NY 10022

Tyjo Corporation Defined Benefit
Plan and Trust
C/O Reedland Capital Partners
Attn: President
21 Tamal Vista Blvd., Suite 201
Corte Madera, CA 94925

Series C Stockholders

Name and Address
----------------

The Kaufmann Fund, Inc.
Attn: Mary Ann Gray, Ph.D.
140 East 45/th/ Street
43/rd/ Floor
New York, NY 10017

Falcon Technology Partners, L.P.
Attn: James L. Rathmann
600 Dorset Road

                                      3.

Series C Stockholders

Name and Address
----------------

Devon, PA 19333
Invesco Global Health Sciences Fund
Attn: Mr. John R. Shroer
7800 East Union Avenue
Mail Stop 1100
Denver, CO 80237

ARCH Ventures Fund III, L.P.
Attn: Robert Nelsen
1000 2/nd/ Avenue
Suite 3700
Seattle, WA 98104

Boulder Ventures II, L.P.
Attn: Kyle Lefkoff
1634 Walnut Street
Suite 301
Boulder, CO 80302

Boulder Ventures II (Annex), L.P.
Attn: Kyle Lefkoff
1634 Walnut Street
Suite 301

Boulder, CO 80302
Anvers, L.P.
Attn: Leo Swergold
230 Park Avenue
13/th/ Floor
New York, NY 10169

Anvers II, L.P.
Attn: Leo Swergold
230 Park Avenue
13/th/ Floor
New York, NY 10169

Punk, Ziegel & Company Investors, L.L.C.
520 Madison Avenue
New York, NY 10022

Tyjo Corporation Defined Benefit
Plan and Trust
C/O Reedland Capital Partners
Attn: President
21 Tamal Vista Blvd., Suite 201
Corte Madera, CA  94925

The Caruthers Family, L.L.C.

                                      4.

Series C Stockholders

Name and Address
----------------

Attn: Dr. Marvin Caruthers
2450 Cragmoor
Boulder, CO 80303

GC&H Investments
Attn: Jim Kindler
One Maritime Plaza, 20/th/ Floor
San Francisco, CA 94111

Marc Epstein
3091 Miro Drive North
Palm Beach Gardens, FL 33411

Stuart A. Epstein
3091 Miro Drive North
Palm Beach Gardens, FL 33411

Frank A. Bonsal, Jr.
NEA Development Corp.
1119 St. Paul Street
Baltimore, MD 21202

Harris and Harris Group, Inc.
1 Rockefeller Plaza
Rockefeller Center
14 West 49/th/ Street
New York, NY 10020

David B. Musket
MRA
125 Cambridge Park Drive
Cambridge MA 02140

Pegasus Technology Ventures, L.L.C.
4430 Arapahoe Avenue
Suite 200
Boulder, CO 80303

________________________

Other Investors

Name and Address
----------------

Thomas G. Marr
484 Stoneham Road
Saginaw, MI 48603

James L. Rathmann
600 Dorset Road
Devon, PA 19333

                                      5.

Other Investors

Name and Address
----------------

Margaret C. Rathmann
600 Dorset Road
Devon, PA 19333

Laura Jean Rathmann
600 Dorset Road
Devon, PA 19333

Sally A. Rathmann
600 Dorset Road
Devon, PA 19333

Richard G. Rathmann
600 Dorset Road
Devon, PA 19333

Jacqueline Salit
16 Fairchild St.
Huntington, NY 11743

Steven Cozza
7701 Devonshire Ct.
Boulder, CO 80301

Donald Fisher
828 Camp Circle
Phoenixville, PA 19460

Cold Spring Harbor Laboratory
1 Bungtown Road
Cold Spring Harbor, NY 11724

John Maroney
Cold Spring Harbor Lab
PO Box 100
1 Bungtown Road
Cold Spring New York 11724

                                      6.